Exhibit 10.1

SECOND AMENDMENT TO LOCK-UP AGREEMENT

This Second Amendment to Lock-Up Agreement (this “Amendment”) is made as of April 4, 2023 (the “Effective Date”) by and among Peak Bio, Inc. (f/k/a Ignyte Acquisition Corp.), a Delaware corporation (the “Company”), Peak Bio Co., Ltd., a corporation organized under the laws of the Republic of Korea (“Peak Bio Korea”), and certain stockholders of Peak Bio Korea (the “Lock-Up Parties”).

WHEREAS, the Company, Peak Bio Korea, and the executive officers and members of the board of directors of the Company and stockholders of Peak Bio Korea are parties to that certain Lock-Up Agreement dated as of November 1, 2022 (the “Lock-Up Agreement”) (capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Lock-Up Agreement); and

WHEREAS, pursuant to Section 7.3 of the Lock-Up Agreement, if the Lock-Up Agreement is amended, modified or waived in a manner favorable to any other Lock-Up Party, the Lock-Up Agreement is deemed automatically amended in the same manner with respect to the other Lock-Up Parties;

NOW, THEREFORE, the parties agree to amend the Lock-Up Agreement as follows:

1. Release of All Lock-Up Securities from Lock-Up.

The parties to the Lock-Up Agreement hereby agree that, effective as of the Effective Date, notwithstanding anything to the contrary in the Lock-Up Agreement, the restriction on Transfer of Lock-Up Securities Beneficially Owned shall not apply all of the Lock-Up Securities Beneficially Owned by a Lock-Up Party.

2. Continuation of Lock-Up Agreement as Amended. Except as modified by this Amendment, the Lock-Up Agreement shall continue in full force and effect.

[Signature Page Follows]

The parties have executed this Second Amendment to Lock-Up Agreement as of the first date set forth above.

THE COMPANY:

PEAK BIO, INC.

By:	/s/ Stephen LaMond
Name: Stephen LaMond
Title: Interim CEO and COO

Signature Page to Second Amendment to Lock-Up Agreement

The parties have executed this Second Amendment to Lock-Up Agreement as of the first date set forth above.

LOCK-UP PARTIES:

By:	/s/ Sanjeev Satyal
Name: Sanjeev Satyal

Signature Page to Second Amendment to Lock-Up Agreement